UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07897

MUNDER SERIES TRUST II

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2009

Item 1: Report to Shareholder.

ANNUAL REPORT
June 30, 2009

Munder Healthcare Fund
Class A, B, C, K, R & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

For the year ended June 30, 2009, the S&P 500® Index, a widely recognized proxy for the performance of the U.S. stock market, posted a dismal -26.21% return. The pattern of returns over the course of the year, however, gave investors reason for cautious optimism. After two negative calendar quarters and a -28.48% return for the first half of the Munder Funds’ fiscal year, the S&P 500® posted a positive return of 3.16% for the six months ended June 30, 2009. This positive performance was the result of strength (+15.93%) during the April through June 2009 period. Another hopeful sign for investors came from the Chicago Board Options Exchange (CBOE) Volatility Index, a widely used measure of stock market volatility, which fell from a record high of 89 in October 2008 to 26 by the end of June 2009.

International equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index (net dividends), experienced a more difficult year ended June 30, 2009 than did the U.S. market. This was the result of a steeper decline during the last half of 2008, which could not be overcome by the rebound during the first half of 2009. The Index, which reflects the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -31.35% return for the year ended June 30, 2009, with a -36.42% return for July through December 2008 and a 7.95% return for January through June 2009.

Our criteria for buying and selling equity securities do not change in uncertain times. Throughout the past year, we have remained committed to our fundamental approach to stock selection, always paying careful attention to investment fundamentals, such as financial strength, earnings prospects and valuation. We strongly believe that our investment strategies, which emphasize discipline and the management of risk, will help us navigate through these uncertain times and benefit those who have entrusted us with the management of their assets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
19	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in health care-related securities, particularly within the pharmaceuticals industry, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Investors should also note that the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Manager: Michael Gura

Health care stocks held up better than the broad stock market during the Fund’s fiscal year ended June 30, 2009. This was due in large part to investors’ views that expenditures on health care are more “recession-proof” than expenditures in other stock market sectors. For the twelve months ended June 30, 2009, the Fund’s S&P North American Health Care Indextm benchmark posted a return of -10.68%, well ahead of the -26.21% return for the S&P 500® Index, a widely followed benchmark for the broader stock market. During this same one-year period, the Fund posted a -14.54% return, while the median return for the Fund’s Lipper universe of health/biotechnology funds was -12.77%.

The lagging performance of the Fund, relative to its S&P North American Health Care benchmark, was primarily due to the relative weakness of the Fund’s life sciences tools & services holdings. This weakness largely resulted from an overweight in Bruker, which was sold in December. Small overweights in ICON (0.6% of the Fund) and Thermo Fisher Scientific (1.0% of the Fund) also held back the performance of that segment of the Fund.

In the Fund’s pharmaceuticals segment, an underweight in Pfizer (5.2% of the Fund) and a slight overweight in Perrigo, which was sold in February, also had a negative impact on the Fund’s relative performance. In addition, overweights in Amedisys (1.5% of the Fund) in the Fund’s health care services segment, McKesson (0.9% of the Fund) in the health care distributors segment, and Celgene (2.0% of the Fund) in the biotechnology segment held back the Fund’s relative returns.

Partially countering these negative factors was the boost to the Fund’s relative performance from an overweight in Genentech in the Fund’s biotechnology segment. The Fund sold Genentech at the time of its acquisition by Roche in March. A positive impact on the Fund’s relative performance also came from overweights in Cerner (0.3% of the Fund) in the Fund’s health care technology segment, Express Scripts (2.6% of the Fund) in the health care services segment and Abbott Laboratories (6.4% of the Fund) in the pharmaceuticals segment.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P North American Health Care Sector Indextm is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded securities in the health care sector. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of health/biotechnology funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. In addition, the information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Healthcare Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/09(1)
					S&P North	Lipper
					American	Health/
				S&P	Health Care	Biotechnology
Class and	With		Without	500®	Sector	Funds
Inception Date	Load		Load	Index*	Indextm*	Median**

CLASS Y 12/31/96	N/A		$20,714	$7,985	$12,721	$16,083

CLASS A 2/14/97	$19,086	#	20,199	7,985	12,721	16,083

CLASS B 1/31/97	N/A		19,042	7,985	12,721	16,083

CLASS C 1/13/97	N/A		18,738	7,985	12,721	16,083

CLASS K 4/1/97	N/A		20,190	7,985	12,721	16,083

CLASS R 7/29/04	N/A		9,855	9,232	10,945	10,557

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P North American Health Care Sector IndexTM is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded securities in the health care sector. Index since inception comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Health/Biotechnology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns are as of 7/1/99 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/09
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/31/96	N/A		(14.54)%	N/A		(2.15)%	N/A		7.55%	N/A		6.50%

CLASS A 2/14/97	(19.42)%	#	(14.75)%	(3.48)%	#	(2.38)%	6.68%	#	7.28%	4.78%	#	5.26%

CLASS B 1/31/97	(19.66)%	†	(15.43)%	(3.51)%	†	(3.12)%	N/A		6.65%	N/A		4.96%

CLASS C 1/13/97	(16.25)%	†	(15.40)%	N/A		(3.11)%	N/A		6.48%	N/A		5.14%

CLASS K 4/1/97	N/A		(14.77)%	N/A		(2.39)%	N/A		7.28%	N/A		6.86%

CLASS R 7/29/04	N/A		(14.98)%	N/A		N/A	N/A		N/A	N/A		(0.30)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/08 were 1.76%, 2.00%, 2.75%, 2.75%, 1.99% and 2.25%, respectively. Expenses for the fiscal year ended 6/30/09 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-2002 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s former Sub-Advisor made a capital contribution to the Fund during the 2004 calendar year. Total returns would have been lower if Munder Capital Management or the Sub-Advisor had not limited expenses or made capital contributions during those periods.

#	Reflects the deduction of the maximum sales charge of 5.5% for Class A Shares.

†	Based on the declining sales charge (CDSC) schedule described in the prospectus.

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Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/09	6/30/09	1/1/09-6/30/09	Ratio

Actual
Class Y	$1,000.00	$991.12	$10.27	2.08%
Class A	$1,000.00	$989.90	$11.50	2.33%
Class B	$1,000.00	$985.80	$15.26	3.10%
Class C	$1,000.00	$986.31	$15.22	3.09%
Class K	$1,000.00	$989.88	$11.50	2.33%
Class R	$1,000.00	$988.81	$12.62	2.56%

Hypothetical
Class Y	$1,000.00	$1,014.48	$10.39	2.08%
Class A	$1,000.00	$1,013.24	$11.63	2.33%
Class B	$1,000.00	$1,009.42	$15.45	3.10%
Class C	$1,000.00	$1,009.47	$15.40	3.09%
Class K	$1,000.00	$1,013.24	$11.63	2.33%
Class R	$1,000.00	$1,012.10	$12.77	2.56%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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x

Munder Healthcare Fund

Portfolio of Investments, June 30, 2009

Shares		Value(a)

COMMON STOCKS — 99.9%
Health Care — 99.9%
Biotechnology — 14.8%
40,410	Amgen Inc †	$2,139,306
28,605	Biogen Idec Inc †	1,291,516
23,030	Celgene Corp †	1,101,755
10,270	Genzyme Corp †	571,731
62,230	Gilead Sciences Inc †	2,914,853

		8,019,161

Health Care Distributors — 1.5%
20,120	AmerisourceBergen Corp	356,929
10,930	McKesson Corp	480,920

		837,849

Health Care Equipment — 18.1%
44,045	Baxter International Inc	2,332,623
11,430	Becton Dickinson and Co	815,073
60,420	Boston Scientific Corp †	612,659
23,540	Covidien Plc	881,338
5,445	CR Bard Inc	405,380
12,045	Edwards Lifesciences Corp †	819,421
50,350	Medtronic Inc	1,756,712
18,430	ResMed Inc †	750,654
28,310	St Jude Medical Inc †	1,163,541
7,200	Stryker Corp	286,128

		9,823,529

Health Care Facilities — 0.4%
10,055	Psychiatric Solutions Inc †	228,651

Health Care Services — 10.5%
11,590	Almost Family Inc †	302,615
24,085	Amedisys Inc †	795,287
18,535	Catalyst Health Solutions Inc †	462,263
8,465	DaVita Inc †	418,679
20,460	Express Scripts Inc †	1,406,625
42,160	Medco Health Solutions Inc †	1,922,917
6,795	Quest Diagnostics Inc	383,442

		5,691,828

Health Care Supplies — 1.5%
23,110	Inverness Medical Innovations Inc †	822,254

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2009 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)

Health Care Technology — 0.3%
2,715	Cerner Corp †	$169,117

Life Sciences Tools & Services — 3.1%
15,900	ICON PLC, ADR †	343,122
7,155	Millipore Corp †	502,353
14,960	QIAGEN NV †	278,106
13,760	Thermo Fisher Scientific Inc †	560,995

		1,684,576

Managed Health Care — 6.2%
21,855	Aetna Inc	547,468
63,907	UnitedHealth Group Inc	1,596,397
24,485	WellPoint Inc †	1,246,041

		3,389,906

Pharmaceuticals — 43.5%
74,430	Abbott Laboratories	3,501,187
13,170	Allergan Inc/United States	626,629
127,460	Bristol-Myers Squibb Co	2,588,712
47,805	Eli Lilly & Co	1,655,965
54,665	Johnson & Johnson	3,104,972
87,860	Merck & Co Inc/NJ	2,456,566
188,555	Pfizer Inc	2,828,325
79,250	Schering-Plough Corp	1,990,760
19,550	Teva Pharmaceutical Industries Ltd, ADR	964,597
25,425	Warner Chilcott Ltd, Class A †	334,339
21,530	Watson Pharmaceuticals Inc †	725,346
63,765	Wyeth	2,894,293

		23,671,691

TOTAL COMMON STOCKS
(Cost $55,210,670)		54,338,562

INVESTMENT COMPANY SECURITY — 0.6%
(Cost $294,990)
294,990	State Street Institutional Liquid Reserves Fund	294,990

See Notes to Financial Statements.

		Value(a)

TOTAL INVESTMENTS
(Cost $55,505,660)	100.5%	$54,633,552
OTHER ASSETS AND LIABILITIES (Net)	(0.5)	(262,715)

NET ASSETS	100.0%	$54,370,837

†	Non-income producing security.

(a)	As of June 30, 2009, the values of the securities of the Fund were determined based on level 1 inputs established by SFAS 157 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2009 (continued)

At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	94.8%	$51,537,060
Ireland	2.2	1,224,460
Israel	1.8	964,597
Bermuda	0.6	334,339
Netherlands	0.5	278,106

TOTAL COMMON STOCKS	99.9	54,338,562
INVESTMENT COMPANY SECURITY	0.6	294,990

TOTAL INVESTMENTS	100.5	54,633,552
OTHER ASSETS AND LIABILITIES (Net)	(0.5)	(262,715)

NET ASSETS	100.0%	$54,370,837

See Notes to Financial Statements.

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Munder Healthcare Fund

Statement of Assets and Liabilities, June 30, 2009

ASSETS:
Investments, at value (see accompanying schedule)	$54,633,552
Dividends receivable	46,570
Receivable for Fund shares sold	2,102
Prepaid expenses and other assets	52,403

Total Assets	54,734,627

LIABILITIES:
Payable for Fund shares redeemed	138,018
Trustees’ fees and expenses payable	87,152
Transfer agency/record keeping fees payable	62,839
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	21,269
Administration fees payable	7,376
Custody fees payable	3,558
Investment advisory fees payable	1,502
Shareholder servicing fees payable — Class K Shares	16
Accrued expenses and other payables	42,060

Total Liabilities	363,790

NET ASSETS	$54,370,837

Investments, at cost	$55,505,660

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(47,356)
Accumulated net realized loss on investments sold	(132,359,841)
Net unrealized depreciation of investments	(872,108)
Par value	2,724
Paid-in capital	187,647,418

$54,370,837

NET ASSETS:
Class A Shares	$33,985,690

Class B Shares	$6,287,512

Class C Shares	$11,527,870

Class K Shares	$73,716

Class R Shares	$43,984

Class Y Shares	$2,452,065

SHARES OUTSTANDING:
Class A Shares	1,651,620

Class B Shares	335,435

Class C Shares	615,609

Class K Shares	3,588

Class R Shares	2,165

Class Y Shares	115,620

CLASS A SHARES:
Net asset value and redemption price per share	$20.58

Maximum sales charge	5.50%
Maximum offering price per share	$21.78

CLASS B SHARES:
Net asset value and offering price per share*	$18.74

CLASS C SHARES:
Net asset value and offering price per share*	$18.73

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$20.55

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$20.32

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$21.21

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Operations, For the Year Ended June 30, 2009

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$1,143,276
Dividends on securities of affiliated company	6,514
Securities lending, net of borrower rebates	17,219

Total Investment Income	1,167,009

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	91,556
Class B Shares	96,808
Class C Shares	133,264
Class R Shares	148
Shareholder servicing fees:
Class K Shares	191
Investment advisory fees	628,685
Transfer agency/record keeping fees	310,434
Administration fees	104,204
Registration and filing fees	66,088
Legal and audit fees	45,841
Printing and mailing fees	38,494
Trustees’ fees and expenses	34,691
Custody fees	22,380
Other	16,305

Total Expenses	1,589,089

NET INVESTMENT LOSS	(422,080)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions	(3,891,842)
Net change in unrealized appreciation/(depreciation) of securities	(7,018,003)

Net realized and unrealized loss on investments	(10,909,845)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,331,925)

(a)	Net of foreign withholding taxes of $1,355.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008(a)

Net investment loss	$(422,080)	$(795,443)
Net realized gain/(loss) from security transactions	(3,891,842)	5,827,635
Net change in net unrealized appreciation/(depreciation) of securities	(7,018,003)	(14,018,068)

Net decrease in net assets resulting from operations	(11,331,925)	(8,985,876)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(4,091,765)	(15,147,998)
Class B Shares	(4,999,527)	(4,071,828)
Class C Shares	(2,714,671)	(5,388,725)
Class R Shares	22,433	13,719
Class Y Shares	(833,179)	(8,036,909)
Short-term trading fees	354	2,236

Net decrease in net assets	(23,948,280)	(41,615,381)
NET ASSETS:
Beginning of year	78,319,117	119,934,498

End of year	$54,370,837	$78,319,117

Accumulated net investment loss	$(47,356)	$(40,023)

(a)	For the year ended June 30, 2009 and the year ended June 30, 2008, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008(a)

Amount
Class A Shares:
Sold*	$4,578,354	$1,854,942
Redeemed	(8,670,119)	(17,002,940)

Net decrease	$(4,091,765)	$(15,147,998)

Class B Shares:
Sold	$369,762	$336,874
Redeemed*	(5,369,289)	(4,408,702)

Net decrease	$(4,999,527)	$(4,071,828)

Class C Shares:
Sold	$551,199	$369,170
Redeemed	(3,265,870)	(5,757,895)

Net decrease	$(2,714,671)	$(5,388,725)

Class R Shares:
Sold	$23,677	$23,055
Redeemed	(1,244)	(9,336)

Net increase	$22,433	$13,719

Class Y Shares:
Sold	$279,091	$263,166
Redeemed	(1,112,270)	(8,300,075)

Net decrease	$(833,179)	$(8,036,909)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	For the year ended June 30, 2009 and the year ended June 30, 2008, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2009(a)	June 30, 2008(a)

Shares
Class A Shares:
Sold*	227,227	71,039
Redeemed	(409,613)	(647,483)

Net decrease	(182,386)	(576,444)

Class B Shares:
Sold	18,590	13,857
Redeemed*	(288,989)	(182,288)

Net decrease	(270,399)	(168,431)

Class C Shares:
Sold	28,439	15,288
Redeemed	(167,649)	(238,483)

Net decrease	(139,210)	(223,195)

Class R Shares:
Sold	1,167	877
Redeemed	(64)	(370)

Net increase	1,103	507

Class Y Shares:
Sold	13,107	10,000
Redeemed	(50,248)	(295,059)

Net decrease	(37,141)	(285,059)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	For the year ended June 30, 2009 and the year ended June 30, 2008, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$24.14	$26.75	$23.59	$23.78		$23.22

Income/(loss) from investment operations:
Net investment loss	(0.09)	(0.14)	(0.14)	(0.20)		(0.33)
Net realized and unrealized gain/(loss) on investments	(3.47)	(2.47)	3.30	(0.01)		0.89

Total from investment operations	(3.56)	(2.61)	3.16	(0.21)		0.56

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.02		—

Net asset value, end of period	$20.58	$24.14	$26.75	$23.59		$23.78

Total return(d)	(14.75)%	(9.76)%	13.40%	(0.80	)%(e)	2.41%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$33,986	$44,281	$64,488	$71,711		$75,570
Ratio of operating expenses to average net assets	2.28%	1.99%	2.03%	1.83%		1.92%
Ratio of net investment loss to average net assets	(0.41)%	(0.53)%	(0.55)%	(0.81)%		(1.46)%
Portfolio turnover rate	36%	17%	30%	47%		118%
Ratio of operating expenses to average net assets without expense reimbursements	2.28%	1.99%	2.03%	1.83%		1.92%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.88)% for Class A Shares and (1.61)% for Class B Shares.

See Notes to Financial Statements.

B Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$22.16	$24.74	$21.98	$22.32		$21.96

(0.23)	(0.31)	(0.31)	(0.37)		(0.46)

(3.19)	(2.27)	3.07	0.01		0.82

(3.42)	(2.58)	2.76	(0.36)		0.36

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.02		—

$18.74	$22.16	$24.74	$21.98		$22.32

(15.43)%	(10.43)%	12.56%	(1.52	)%(e)	1.64%

$6,288	$13,425	$19,155	$43,131		$86,320

3.03%	2.74%	2.77%	2.58%		2.67%

(1.16)%	(1.28)%	(1.31)%	(1.58)%		(2.21)%
36%	17%	30%	47%		118%

3.03%	2.74%	2.77%	2.58%		2.67%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$22.14	$24.71	$21.96	$22.30		$21.94

Income/(loss) from investment operations:
Net investment loss	(0.23)	(0.31)	(0.31)	(0.36)		(0.46)
Net realized and unrealized gain/(loss) on investments	(3.18)	(2.26)	3.06	0.00	(c)	0.82

Total from investment operations	(3.41)	(2.57)	2.75	(0.36)		0.36

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.02		—

Net asset value, end of period	$18.73	$22.14	$24.71	$21.96		$22.30

Total return(d)	(15.40)%	(10.40)%	12.52%	(1.52	)%(e)	1.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,528	$16,709	$24,170	$30,948		$41,443
Ratio of operating expenses to average net assets	3.03%	2.74%	2.77%	2.58%		2.67%
Ratio of net investment loss to average net assets	(1.16)%	(1.28)%	(1.30)%	(1.57)%		(2.21)%
Portfolio turnover rate	36%	17%	30%	47%		118%
Ratio of operating expenses to average net assets without expense reimbursements	3.03%	2.74%	2.77%	2.58%		2.67%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 13, 1997 and April 1, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.61)% for Class C Shares and (0.93)% for Class K Shares.

See Notes to Financial Statements.

K Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$24.11	$26.71	$23.55	$23.75		$23.18

(0.09)	(0.14)	(0.14)	(0.20)		(0.33)

(3.47)	(2.46)	3.30	(0.02)		0.90

(3.56)	(2.60)	3.16	(0.22)		0.57

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.02		—

$20.55	$24.11	$26.71	$23.55		$23.75

(14.77)%	(9.73)%	13.42%	(0.84	)%(e)	2.41%

$74	$86	$96	$85		$141

2.28%	1.98%	2.03%	1.84%		1.92%

(0.41)%	(0.53)%	(0.54)%	(0.82)%		(1.46)%
36%	17%	30%	47%		118%

2.28%	1.98%	2.03%	1.84%		1.92%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year	Year		Period
	Ended	Ended	Ended	Ended		Ended
	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$23.90	$26.55	$23.48	$23.73		$20.62

Income/(loss) from investment operations:
Net investment loss	(0.14)	(0.20)	(0.20)	(0.26)		(0.35)
Net realized and unrealized gain/(loss) on investments	(3.44)	(2.45)	3.27	(0.01)		3.46

Total from investment operations	(3.58)	(2.65)	3.07	(0.27)		3.11

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	(0.00	)(c)

Voluntary contribution from Advisor	—	—	—	0.02		—

Net asset value, end of period	$20.32	$23.90	$26.55	$23.48		$23.73

Total return(d)	(14.98)%	(9.98)%	13.07%	(1.05	)%(e)	15.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$44	$25	$15	$6		$6
Ratio of operating expenses to average net assets	2.53%	2.24%	2.30%	2.09%		2.17	%(f)
Ratio of net investment loss to average net assets	(0.69)%	(0.79)%	(0.79)%	(1.07)%		(1.70	)%(f)
Portfolio turnover rate	36%	17%	30%	47%		118%
Ratio of operating expenses to average net assets without expense reimbursements	2.53%	2.24%	2.30%	2.09%		2.17	%(f)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.14)% for Class R Shares and (0.66)% for Class Y Shares.

(f)	Annualized.

See Notes to Financial Statements.

Y Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

$24.82	$27.43	$24.13	$24.26		$23.64

(0.04)	(0.10)	(0.08)	(0.14)		(0.28)

(3.57)	(2.51)	3.38	(0.01)		0.90

(3.61)	(2.61)	3.30	(0.15)		0.62

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

—	—	—	0.02		—

$21.21	$24.82	$27.43	$24.13		$24.26

(14.54)%	(9.52)%	13.68%	(0.58	)%(e)	2.66%

$2,452	$3,792	$12,011	$10,779		$10,841

2.02%	1.75%	1.78%	1.58%		1.67%

(0.16)%	(0.37)%	(0.30)%	(0.56)%		(1.21)%
36%	17%	30%	47%		118%

2.02%	1.75%	1.78%	1.58%		1.67%

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009

1.	Organization

As of June 30, 2009, the Munder Funds consisted of 17 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the “Fund”), the only series of MSTII. Financial statements for the other Munder Funds are presented in separate reports.

MSTII is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2009, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Effective July 1, 2008, the Munder Funds implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$54,633,552
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$54,633,552

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and sub-industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities
Balance as of 6/30/2008	$— *
Transfer in and/or out of Level 3	—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gains/(losses)	(330,613)
Net change in unrealized appreciation/(depreciation)	330,613

Balance as of 6/30/2009	$—

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

* Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited. As of June 30, 2009, the Fund did not have any portfolio securities on loan.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period through October 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then-current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2009.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2006.

New Accounting Pronouncements: The Fund adopted Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, effective January 1, 2009. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. During the year ended June 30, 2009, the Fund did not engage in derivative transactions.

In May 2009, Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”) was issued and is effective for financial statements issued for interim and annual periods ending after June 15, 2009. FAS 165 provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. FAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has reviewed subsequent events through August 20, 2009, the date for which these financial statements were issued, and determined that no events have occurred that require disclosure.

3. Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the first $100 million of its average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million. During the year ended June 30, 2009, the Fund paid an annual effective rate of 1.00% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2009, the Advisor earned $104,204 before payment of sub-administration fees and $65,393 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2009, the Fund paid an annual effective rate of 0.1667% for administrative services.

During the period through April 22, 2009, the Fund’s cash balances were invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2009, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $1,005 in advisory fees before waivers and expense reimbursements ($71 after waivers and expense reimbursements) and $436 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ended prior to January 1, 2009, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2009, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MSTII.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $22,345,051 and $35,099,947, respectively, for the period ended June 30, 2009.

At June 30, 2009, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $5,862,134, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $7,492,476 and net depreciation for Federal income tax purposes was $1,630,342. At June 30, 2009, aggregate cost for Federal income tax purposes was $56,263,894.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. During the year ended June 30, 2009, the Fund held the following security, which could be deemed to be issued by an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/08	Cost	Shares	Cost	Shares	06/30/09	Income	Gain/(Loss)

Institutional Money Market Fund	$634,344	$13,919,403	13,919,403	$14,553,747	14,553,747	$—	$6,514	$—

7.	Investment Concentration

The Fund primarily invests in equity securities of U.S. and, to a lesser extent, foreign companies providing health care, medical services and medical products worldwide. By concentrating its investments, the Fund is subject to higher market risk and price volatility than funds with more broadly diversified investments. The value of stocks of health care and health care-related companies is particularly vulnerable to rapid changes in technology product cycles, government regulations and cost containment measures. In addition, adverse economic, business or political developments affecting the health care sector could have a major effect on the value of the Fund’s investments. As of June 30, 2009, more than 25% of the Fund’s net assets were invested in issuers in the pharmaceuticals industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

8.	Revolving Line of Credit

Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Fund were $867.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2009, permanent differences resulting from net operating losses were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed Net
Investment Income	Paid-In Capital

$414,747	$(414,747)

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Post October	Capital Loss	Unrealized
Loss	Carryover	Depreciation	Total

$(3,694,958)	$(127,906,648)	$(1,630,342)	$(133,231,948)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2009, the Fund had available for Federal income tax purposes, $127,906,648 of unused capital losses of which $693,235, $83,018,757, $43,677,203 and $517,453 expire in 2010, 2011, 2012 and 2017, respectively. In addition, the losses expiring in 2010, may be further

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

limited as they were acquired in the reorganization with the Munder Bio(Tech)2 Fund that occurred on May 9, 2003.

The Fund has elected to defer net capital losses arising between November 1, 2008 and June 30, 2009 of $3,694,958.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2009, the Fund designated approximately $1,144,230 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 19, 2009, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2009. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, any recent changes within the Advisor’s organization and the impact of the recent market downturn on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2008 and 2009, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Fund in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2008 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2008 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one- and three-year periods, but exceeded the performance of the benchmark for the five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and ten-year periods, but trailed the median performance of the Fund’s Lipper peer group for the three- and five-year periods. The Board also considered information provided by the Advisor regarding the impact of the recent market downturn on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2008, and projections by the Advisor as to the expected costs and profitability of the Advisor over the twelve months ending on December 31, 2009, with respect to all services provided by the Advisor to

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2009 (continued)

the Fund, based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented reductions in contractual advisory fees with respect to certain of the Munder Funds in 2008 and 2009. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in 2008 and 2009 to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of its investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2009. Based on these facts, the Board concluded that the

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2009.

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2009, including their business addresses, ages and principal

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	17	DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 62	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	17	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).	17	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive parts) (since 7/08).

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	17	None

John M. Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04).	17	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Delta Air Lines, Inc. (since 10/08).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 50	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	17	Taubman Centers, Inc. (since 1/97); Masco Corporation (manufacturer of home improvement and building products) (since 12/06).

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04).	17	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06); Canadian Royalties Inc. (mineral exploration company) (since 6/09); Golden Valley Mines Ltd. (mineral exploration testing company) (since 6/09).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	17	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2009 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 51	President & Principal Executive Officer	through 2/10; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).
Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 51	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/10; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund, Ltd. (since 5/09).
Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 43	Vice President and Principal Financial Officer	through 2/10; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).
David W. Rumph 480 Pierce Street Birmingham, MI 48009 Age 37	Treasurer & Principal Accounting Officer	through 2/10; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service in the current position for any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Healthcare Fund and
Board of Trustees of Munder Series Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Healthcare Fund (the only portfolio comprising Munder Series Trust II) (the “Fund”) as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Healthcare Fund of Munder Series Trust II at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 20, 2009

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer,
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNHC609

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2009, the registrant had one series, the Munder Healthcare Fund. Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2009 and June 30, 2008 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Munder Healthcare Fund.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2009 and June 30, 2008 were $14,846 and $14,801, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2009 and 2008, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2009 and June 30, 2008 were $6,380 and $5,504, respectively.
During the fiscal years ended June 30, 2009 and 2008, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the last two fiscal years ended June 30, 2009 and June 30, 2008, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $250 and $79, respectively for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.
During the fiscal year ended June 30, 2009 and June 30, 2008, E&Y billed the registrant’s investment adviser $152,830 and $156,550 for professional services associated with the preparation of a SAS 70 report relating to the investment adviser’s controls in operations. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2009 and June 30, 2008.
During the fiscal years ended June 30, 2009 and 2008, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
(1) Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman
(2) Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2009 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2009 and 2008 for the Fund other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2009 and 2008 were $362,252 and $396,180, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2009 and 2008 were $0.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a) A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST II

By:	/s/ John S. Adams John S. Adams
President and Principal Executive Officer

Date:	September 1, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams John S. Adams
President and Principal Executive Officer

Date:	September 1, 2009

By:	/s/ Peter K. Hoglund Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 1, 2009